EXHIBIT 99.1

Support.com Reports Third Quarter 2011 Financial Results

REDWOOD CITY, CA—October 27, 2011 - Support.com (NASDAQ: SPRT), a leading provider of cloud-based technology services and software for consumers and small business, today reported unaudited financial results for its third quarter ended September 30, 2011.

Q3 2011 Financial Summary

For the third quarter of 2011, total revenue was $12.4 million compared to $12.2 million in the third quarter of 2010 and $13.5 million in the second quarter of 2011.

On a GAAP basis, loss from continuing operations for the third quarter of 2011 was $7.1 million, or $(0.15) per share, compared to $3.8 million, or $(0.08) per share, in the third quarter of 2010, and $4.0 million, or $(0.08) per share, in the second quarter of 2011.

Non-GAAP loss from continuing operations for the third quarter of 2011 was $5.0 million, or $(0.10) per share, compared to $2.9 million, or $(0.06) per share, in the third quarter of 2010, and $2.4 million, or $(0.05) per share, in the second quarter of 2011.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of business units on continuing operations, acquisition expense and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $2.1 million in the third quarter of 2011, $878,000 in the third quarter of 2010, and $1.6 million in the second quarter of 2011. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

"We’re moving forward on key initiatives including growing subscription revenue from existing programs, expanding our client roster, improving service efficiency and enhancing software channels and monetization,” said Josh Pickus, President and Chief Executive Officer.  “We are dedicated to achieving profitability and providing best-in-class experiences for our customers.”

Balance Sheet Information

At September 30, 2011 cash, cash equivalents and investments were $59.3 million compared to $62.7 million at June 30, 2011.

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Conference Call

Support.com will host a conference call discussing the Company's third quarter 2011 results on Thursday, October 27, 2011 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/about/investor-relations/webcastsevents. The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 19084591. A replay of the call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) and referencing passcode19084591.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides cloud-based technology services and software for consumers and small business. Support.com Personal Technology Experts® provide a quick, cost-effective and stress-free technology support experience over the Internet and the phone using the Company's advanced technology platform. Support.com also offers a wide range of easy-to-use software products that detect and repair common computer problems and optimize performance and security. Support.com offers programs through many of the nation's leading retailers, broadband service providers, software vendors and PC/CE OEMs, and provides software to over a million consumers and small businesses. For more information please visit us at: www.support.com, www.facebook.com/support.com, or http://twitter.com/support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit: http://www.support.com/about/careers.

Copyright © 2011 Support.com, Inc. All rights reserved. Support.com, SUPERAntiSpyware, RapidStart and Personal Technology Experts are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries. Facebook is a trademark or registered trademark of Facebook, Inc. in the U.S. and other countries.  All other marks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of business units on continuing operations, acquisition expense and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measure of net loss per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $937,000 in the third quarter of 2011, compared to $727,000 in the third quarter of 2010 and $1.1 million in the second quarter of 2011.

B. Amortization of intangible assets. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization expense was $330,000 in the third quarter of 2011, compared to $93,000 in the third quarter of 2010 and $122,000 in the second quarter of 2011.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were $368,000 in the third quarter of 2011, compared to zero in the third quarter of 2010 and $65,000 in the second quarter of 2011.

D. Income tax impact of disposition of business units on continuing operations. Management excludes the income tax impact of the disposition of business units when evaluating the performance of its continuing operations because this tax impact is not a result of the Company's continuing operations. The income tax expense related to the disposal of business units was zero in the third quarter of 2011, compared to $58,000 in the third quarter of 2010 and zero in the second quarter of 2011.

E. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was $190,000 in the third quarter of 2011, compared to zero in the third quarter of 2010 and $348,000 in the second quarter of 2011.

F. Tax expense associated with acquired goodwill.  The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill.  Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company’s operating performance.  Tax expense associated with acquired goodwill was $270,000 in the third quarter of 2011, compared to zero in the third quarter of 2010 and zero in the second quarter of 2011.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2011 (1)	2010
	(unaudited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$56,682	$71,568
Accounts receivable, net	6,119	5,133
Prepaid expenses and other current assets	1,174	1,617
Total current assets	63,975	78,318
Long-term investments	2,625	2,667
Property and equipment, net	527	623
Purchased technology, net	165	226
Goodwill	13,621	10,181
Intangible assets, net	6,000	1,076
Other assets	723	648

Total assets	$87,636	$93,739

Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	$609	$536
Accrued compensation	2,352	1,248
Other accrued liabilities	4,494	3,575
Short-term deferred revenue	3,897	1,574
Total current liabilities	11,352	6,933
Long-term deferred revenue	514	-
Other long-term liabilities	1,119	749
Total liabilities	12,985	7,682

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	232,954	229,692
Accumulated other comprehensive loss	(1,708)	(1,331)
Accumulated deficit	(156,600)	(142,309)
Total stockholders' equity	74,651	86,057

Total liabilities and stockholders' equity	$87,636	$93,739

Note 1: 2011 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011 (1)	2010	2011 (1)	2010
Revenue:

Services	$8,532	$9,280	$26,124	$22,892
Software and other	3,818	2,898	12,711	9,031

Total revenue	12,350	12,178	38,835	31,923

Cost of revenue:
Cost of services	7,917	6,927	21,334	19,757
Cost of software and other	458	294	1,295	977
Total cost of revenue	8,375	7,221	22,629	20,734
Gross profit	3,975	4,957	16,206	11,189
Operating expenses:
Amortization of intangible assets	330	93	536	274
Research and development	1,577	1,274	4,458	3,898
Sales and marketing	5,954	4,889	16,282	13,180
General and administrative	3,074	2,499	9,300	8,338

Total operating expenses	10,935	8,755	30,576	25,690

Loss from operations	(6,960)	(3,798)	(14,370)	(14,501)

Interest income and other, net	96	101	371	436

Loss from continuing operations, before income taxes	(6,864)	(3,697)	(13,999)	(14,065)

Income taxes provision	264	56	295	78

Loss from continuing operations, after income taxes	(7,128)	(3,753)	(14,294)	(14,143)

Income from discontinued operations, net of income taxes	18	30	3	27

Net loss	$(7,110)	$(3,723)	$(14,291)	$(14,116)

Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.15)	$(0.08)	$(0.30)	$(0.30)
Income from discontinued operations, after income taxes	0.00	0.00	0.00	0.00
Basic and diluted net loss per share	$(0.15)	$(0.08)	$(0.30)	$(0.30)

Shares used in computing per share amounts:
Basic	48,326	46,721	48,267	46,576
Diluted	48,326	46,721	48,267	46,576

Note 1:  2011 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

GAAP cost of revenue	$8,375	$7,221	$22,629	$20,734
Stock-based compensation (Cost of revenue portion only)	(68)	(42)	(183)	(122)
Restructuring and impairment charges (Cost of revenue portion only)	(55)	-	(93)	-
Non-GAAP cost of revenue	$8,252	$7,179	$22,353	$20,612

GAAP operating expenses	$10,935	$8,755	$30,576	$25,690
Stock-based compensation (Excl. cost of revenue portion)	(869)	(685)	(2,628)	(2,492)
Amortization of intangible assets	(330)	(93)	(536)	(274)
Restructuring and impairment charges (Excl. cost of revenue portion)	(313)	-	(377)	-
Acquisition expense	(190)	-	(538)	-
Non-GAAP operating expenses	$9,233	$7,977	$26,497	$22,924

GAAP income taxes provision	$264	$56	$295	$78
Income tax impact of the disposition of business units on continuing operations	-	(58)	-	(58)
Tax expense associated with acquired goodwill	(270)	-	(270)	-
Non-GAAP income taxes provision	$(6)	$(2)	$25	$20

GAAP loss from continuing operations, after income taxes	$(7,128)	$(3,753)	$(14,294)	$(14,143)
Stock-based compensation	937	727	2,811	2,614
Amortization of intangible assets	330	93	536	274
Restructuring and impairment charges	368	-	470	-
Income tax impact of the disposition of business units on continuing operations	-	58	-	58
Acquisition expense	190	-	538	-
Tax expense associated with acquired goodwill	270	-	270	-
Total impact of Non-GAAP exclusions	2,095	878	4,625	2,946
Non-GAAP loss from continuing operations, after income taxes	$(5,033)	$(2,875)	$(9,669)	$(11,197)

Basic and diluted loss per share from continuting operations, after income taxes
GAAP	$(0.15)	$(0.08)	$(0.30)	$(0.30)
Non-GAAP	$(0.10)	$(0.06)	$(0.20)	$(0.24)

Shares used in computing per share amounts (GAAP)
Basic	48,326	46,721	48,267	46,576
Diluted	48,326	46,721	48,267	46,576

Shares used in computing per share amounts (Non-GAAP)
Basic	48,326	46,721	48,267	46,576
Diluted	48,326	46,721	48,267	46,576

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of business units on continuing operations, acquisition expense and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

2011 amounts are subject to completion of management's and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Scott Morgan
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations
(858) 610-9860
seth@martinlevypr.com